Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Flight equipment on order
As of December 31, 2022, we had commitments to purchase 435 new aircraft for delivery through 2027, excluding aircraft for which we have cancellation rights that we expect to exercise. These commitments are primarily based upon purchase agreements with Boeing, Airbus and Embraer S.A. (“Embraer”). These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of December 31, 2022, we also had commitments to purchase 47 new engines and 18 new helicopters for delivery through 2025. As of December 31, 2022, we had made non-refundable deposits on these purchase commitments (exclusive of capitalized interest and fair value adjustments) of approximately $3.5 billion.
A portion of the aggregate purchase price for the acquisition of flight equipment will be funded by incurring additional debt. The amount of the indebtedness to be incurred will depend on the final purchase price of the asset, which can vary due to a number of factors, including inflation.
Prepayments on flight equipment include prepayments of our forward order flight equipment and other balances held by the flight equipment manufacturers. Movements in prepayments on flight equipment during the years ended December 31, 2022 and 2021 were as follows:

	Year Ended December 31,
	2022	2021
Prepayments on flight equipment at beginning of period	$4,586,848	$2,111,659
GECAS Transaction	—	2,990,414
Prepayments and additions during the period, net	244,937	136,655
Interest paid and capitalized during the period	104,191	30,827
Prepayments and capitalized interest applied to the purchase of flight equipment	(1,129,374)	(682,707)
Prepayments on flight equipment at end of period	$3,806,602	$4,586,848
During the year ended December 31, 2022, we incurred $104 million of interest expense which was fully capitalized.
The following table presents our contractual commitments for the purchase of flight equipment as of December 31, 2022:

	2023	2024	2025	2026	2027	Thereafter	Total
	(U.S. Dollars in millions)
Purchase obligations (a)	$6,821.9	$7,302.3	$5,725.0	$3,367.9	$835.0	$—	$24,052.1

(a)As of December 31, 2022, we had commitments to purchase 435 aircraft (including 17 purchase and leaseback transactions and excluding aircraft for which we have cancellation rights that we expect to exercise), 47 engines, 18 helicopters and other commitments through 2027. The timing of our purchase obligations is based on current estimates and incorporates expected delivery delays into the table above. In addition, we have the right to reschedule the delivery dates of certain of our aircraft to future dates.
Legal proceedings
General
In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our Consolidated Financial Statements.
Contingent and Possessed Insurance Policy Litigation
During the year ended December 31, 2022, we submitted an insurance claim for approximately $3.5 billion under our contingent and possessed insurance policy (the “C&P Policy”) with respect to 135 aircraft and 14 engines which had been on lease to Russian airlines at the time of the invasion of Ukraine, the vast majority of which remain in Russia.
On June 9, 2022, AerCap Ireland Limited (as representative claimant on its own behalf and on behalf of all other insureds under the C&P Policy) commenced a claim in the Commercial Court in London, England (i) in the amount of approximately $3.5 billion against AIG Europe S.A. (on its own behalf and on behalf of all underwriters subscribing to the Aircraft Hull and Spares and Equipment Coverage section of the C&P Policy) and (ii) in the alternative, in the amount of $1.2 billion against Lloyds Insurance Company S.A. (on its own behalf and on behalf of all underwriters subscribing to the Aviation “War and Allied Perils” Coverage section of the C&P Policy), in respect of AerCap’s aircraft and engines lost in Russia. Fidelis Insurance Ireland DAC was joined as a defendant to the action on January 13, 2023 and is no longer represented by AIG Europe S.A. or Lloyds Insurance Company S.A for its respective interests under the C&P Policy.
We intend to continue to vigorously pursue our claims under the C&P Policy. However, the collection, timing and amount of any potential recoveries are uncertain and we have not recognized any claim receivables as of December 31, 2022.
VASP litigation
We are party to a group of related cases arising from the leasing of 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our equipment and obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines. VASP appealed and in 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled that the aircraft and engines should be returned or that VASP could recover proven damages arising from the repossession.
We have defended this case in the Brazilian courts through various motions and appeals. In 2004, the Superior Court of Justice (the “STJ”) dismissed our then-pending appeal. In 2005, we filed an extraordinary appeal with the Federal Supreme Court (the “STF”). On June 24, 2020, the STF reversed its earlier contrary rulings and granted our extraordinary appeal, ordering a new panel of the STJ to review the merits of our challenge against TJSP’s original order. VASP’s final appeal has been denied and we expect the case to return to the STJ for a ruling on the merits of our original appeal.
In 2006, VASP commenced a related proceeding to calculate the amount of alleged damages owed under the TJSP’s 1996 judgment. In 2017, the court decided that VASP had suffered no damages even if the TJSP’s 1996 judgment regarding liability were affirmed. On April 20, 2018, VASP appealed this decision. We believe, however, and we have been advised, that it is not probable that VASP will ultimately be able to recover damages from us even if VASP prevails on the issue of liability. The outcome of the legal process is, however, uncertain. The ultimate amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.
In 2006, we brought actions against VASP in English and Irish courts seeking damages arising from the 1992 lease defaults. These actions resulted in judgments by the English court in the aggregate amount of approximately $40 million plus interest and judgments by the Irish court in the aggregate amount of approximately $36.9 million, all in our favor. VASP had meanwhile in 2008 been adjudicated as insolvent by a Brazilian bankruptcy court, which commenced bankruptcy proceedings. We have caused the English and Irish judgment to be domesticated in Brazil and submitted them as claims in the bankruptcy proceeding. The bankruptcy court has allowed the claims in the amount of $40 million in respect of the English judgments and $24 million in respect of the Irish judgments. We have been advised that it is not probable that VASP’s bankruptcy estate will have funds to pay its creditors but our court-approved claims may be used to offset any damages that VASP might be awarded in the Brazilian courts if for any reason we are not successful in defending ourselves against VASP’s claim for damages.
Transbrasil litigation
We are party to a group of related actions arising from the leasing of various aircraft and engines to Transbrasil S/A Linhas Areas (“Transbrasil”), a now-defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap-related companies (the “AerCap Lessors”), along with other leases it had entered into with General Electric Capital Corporation (“GECC”) and certain of its affiliates (collectively with GECC, the “GE Lessors”). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the “Notes”) to the AerCap Lessors and GE Lessors (collectively, the “Lessors”) in connection with restructurings of the leases. Transbrasil defaulted on the Notes and the Lessors individually, brought enforcement actions against Transbrasil in 2001 (GECC also filed an action for the involuntary bankruptcy of Transbrasil).
Transbrasil brought a lawsuit against the Lessors in February 2001 (the “Transbrasil Lawsuit”), claiming that the Notes had in fact been paid at the time the Lessors brought the enforcement actions. In 2007, the trial judge ruled in favor of Transbrasil and the Lessors appealed. In April 2010, the appellate court published a judgment (the “2010 Judgment”) rejecting the Lessors’ appeal, ordering them to pay Transbrasil statutory penalties equal to double the face amount of the Notes (plus interest and monetary adjustments) as well as damages for any losses incurred as a result of the attempts to collect on the Notes. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court (the “Indemnity Claim”). In June 2010, the Lessors filed special appeals before the STJ in Brazil. In October 2013, the STJ granted the special appeals filed by the GE Lessors, effectively reversing the 2010 Judgment in most respects as to all of the Lessors. Transbrasil appealed this order, but the appellate panel in November 2016 rejected Transbrasil’s appeal, preserving the 2013 reversal of the 2010 Judgment. All appeals in respect of the Transbrasil Lawsuit based on the merits of the dispute have now concluded.
However, in July 2011, while the various appeals of the 2010 Judgment were pending, Transbrasil brought three actions for provisional enforcement of the 2010 Judgment (the “Provisional Enforcement Actions”): one to enforce the award of statutory penalties; a second to recover attorneys’ fees related to that award, and a third to enforce the Indemnity Claim. Transbrasil submitted its alleged calculation of statutory penalties, which, according to Transbrasil, amounted to approximately $210 million in the aggregate against all defendants, including interest and monetary adjustments.
In light of the STJ’s ruling in October 2013, the trial court has ordered the dismissal of the Transbrasil Provisional Enforcement Actions. The TJSP has since affirmed the dismissals of the actions seeking statutory penalties and attorneys’ fees. Lessors’ motion to clarify relating to the dismissal of the Provisional Enforcement Action with respect to the Indemnity Claim remains pending. We believe we have strong arguments to convince the court that Transbrasil suffered no material damage as a result of the defendants’ attempts to collect on the Notes.
The only matters remaining to be resolved are: (i) a motion to clarify relating to the dismissal of a lower court appeal with respect to the Indemnity Claim and (ii) a number of court-mandated legal fee assessments for (a) proofs of claim filed by the Lessors against the Transbrasil bankruptcy estate and (b) various otherwise-concluded enforcement proceedings, including the Provisional Enforcement Proceedings.